Prospectus Supplement	December 21, 2009

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND
Prospectuses dated April 30, 2009

The section Who oversees and manages the funds? is supplemented to reflect that the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio is Darren Jaroch. Mr. Jaroch has been employed by Putnam Investments as a Portfolio Manager since 1999. Mr. Jaroch replaces Pamela Holding as the fund’s sole Portfolio Manager. Ms. Holding will be retiring from Putnam Investments on January 1, 2010.

Effective February 1, 2010 the name of the fund will be changed to Putnam VT International Value Fund.

HV-6452
	259709	12/09

Prospectus Supplement	December 21, 2009

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND
Prospectuses dated April 30, 2009

Effective February 1, 2010, the name of the fund will be changed to Putnam VT International Growth Fund.

HV-6451
	259708	12/09